                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                           AMENDMENT NO. 1 AND CONSENT

                            Dated as of June 11, 2004

                                       to

                                CREDIT AGREEMENT

                          Dated as of December 31, 2003

      THIS AMENDMENT NO. 1 AND CONSENT ("Amendment") is made as of June 11, 2004 by and among Res-Care, Inc., a Kentucky corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and Bank One, NA (Main Office Chicago), as Administrative Agent (the "Agent"), under that certain Credit Agreement dated as of December 31, 2003 by and among the Borrower, the Lenders and the Agent (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

      WHEREAS, the Borrower has requested that the Lenders and the Agent consent to certain transactions and agree to certain amendments to the Credit Agreement;

      WHEREAS, the Lenders party hereto and the Agent have agreed to so consent and agree to such amendments on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Agent have agreed to enter into this Amendment.

      1. Consents. The Borrower has informed the Agent and the Lenders that (a) the Borrower has entered into an agreement with Onex Partners LP and its affiliates (the "Equity Investor") pursuant to which (i) the Equity Investor has agreed to invest (the "Onex Equity Investment") $50,500,000 in consideration for certain Series A convertible preferred stock of the Borrower (the "Preferred Stock"), (ii) the Equity Investor will acquire 3,700,000 shares of common stock of the Borrower from certain directors of the Borrowers and their affiliates and
(iii) the Equity Investor will initially designate three of the nine directors of the Borrower and the Borrower's current board of directors will appoint the fourth director to fill one of the vacancies created by certain retiring directors (the foregoing proposed changes to the Borrower's board of directors being referred to herein as the "Proposed Board Changes") and (b) a subsidiary of the Borrower intends to acquire 100% of the outstanding capital stock of Habilitation Opportunities of Ohio, Inc. pursuant to an Acquisition with a Purchase Price not to exceed $6,250,000 (the "Specified Acquisition"). Effective as of June 11, 2004 (the "Effective Date") but subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders party hereto
(1) consent to the Onex Equity Investment and the Specified Acquisition and (2) acknowledge and agree that (aa) the changes in the Borrower's board of directors as contemplated by the Proposed Board Changes shall not constitute a Change of Control, (bb) the Onex Equity Investment shall not constitute a Financing and therefore the requirement for the mandatory prepayment which would otherwise be applicable under Section 2.2(c) of the Credit Agreement is hereby waived, (cc) any conversion of the Preferred Stock into common stock of the Borrower shall not constitute a Financing, and (dd) the Specified Acquisition shall be considered a Permitted Acquisition in addition to the Acquisitions otherwise permitted under the Credit Agreement, and the Specified Acquisition shall be excluded in determining the limitation of Section 6.13.9(v) of the Credit Agreement (as amended herein).

            2. Amendments to Credit Agreement. Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the Credit Agreement is amended as follows:

            (a) Section 1.1 is amended to insert the following definition in alphabetical order:

                        ""Leverage Ratio" is defined in Section 6.21 hereof."

            (b) The definition of "Asset Sale" appearing in Section 1.1 is amended to delete the reference to "$50,000" appearing therein and insert "$500,000" in lieu thereof.

            (c) The definition of "CapEx Base Amount" appearing in Section 1.1 is amended and restated in its entirety to read as follows:

                        ""CapEx Base Amount" means (i) $19,000,000 during the
                  Borrower's 2004 fiscal year, (ii) $22,000,000 during the Borrower's 2005 fiscal year, (iii) $24,000,000 during the Borrower's 2006 fiscal year and (iv) $25,000,000 during each fiscal year thereafter."

            (d) The definition of "Consolidated Current Maturities" appearing in
Section 1.1 is amended and restated in its entirety to read as follows:

                        ""Consolidated Current Maturities" means, with reference
                  to any period, all payments of principal and interest due within twelve (12) calendar months on and after the last day of such period with respect to all Consolidated Indebtedness (other than (i) Indebtedness under the Convertible Subordinated Notes and (ii) the Revolving Loans) of the Borrower and its Subsidiaries."

            (e) The definition of "Consolidated EBITDA" appearing in Section 1.1 is amended to insert the following sentence at the end thereof:

                        "Notwithstanding anything herein, in any financial
                  statements of the Borrower or in Agreement Accounting Principles to the contrary, for purposes of calculating Consolidated EBITDA, any Permitted Acquisition with a Purchase Price in excess of $2,000,000 and consummated during the period for which such Consolidated EBITDA was calculated shall be deemed to have occurred on the first day of the relevant period for which such Consolidated EBITDA was calculated on a pro forma basis reasonably acceptable to the Administrative Agent, but without giving effect to any projected cost savings or synergies resulting from such Permitted Acquisition."

            (f) The definition of "Continuing Director" appearing in Section 1.1 is amended and restated in its entirety to read as follows:

                  ""Continuing Director" means, with respect to any Person as of any date of determination, any member of the board of directors of such Person who (i) was a member of such board of directors on the Closing Date, (ii) was nominated for election or elected to such board of directors with the approval of the holders of the Borrower's Series A convertible preferred stock, or (iii) was nominated for election or elected to such board of directors with the approval of the required majority of the Continuing Directors who were members of such board at the time of such nomination or election; provided that any individual who is so elected or nominated in connection with a merger, consolidation, acquisition or similar transaction shall not be a Continuing Director unless such individual was a Continuing Director prior thereto or such individual was elected in connection with a Permitted Acquisition or any other acquisition consented to hereunder."

            (g) The definition of "Rentals Maximum Amount" appearing in Section
1.1 is amended and restated in its entirety to read as follows:

                  ""Rentals Maximum Amount" means (i) $50,000,000 during the
            Borrower's 2004 fiscal year, (ii) $52,500,000 during the Borrower's 2005 fiscal year, (iii) $55,000,000 during the Borrower's 2006 fiscal year and (iv) $57,500,000 during each fiscal year thereafter; provided that the Rentals Maximum Amount shall be increased as follows: if any Permitted Acquisition with a Purchase Price in excess of $2,000,000 has occurred during the period for which such Rentals Maximum Amount was calculated, such Permitted Acquisition shall be deemed to have occurred on the first day of the relevant period for which such Rentals Maximum Amount was calculated (on a pro forma basis reasonably acceptable to the Administrative Agent) and such Rentals Maximum Amount for such period and all future periods shall be increased by the incremental amount of such projected Rentals."

            (h) The definition of "Swing Line Commitment" appearing in Section
1.1 is amended to delete the reference to "$5,000,000" appearing therein and insert "$10,000,000" in lieu thereof.

            (i) Section 2.20.1 is amended to delete the reference to "$65,000,000" appearing therein and insert "$75,000,000" in lieu thereof.

            (j) Section 6.10(ii)(B) is amended and restated in its entirety to read as follows:

                  "(B) the Borrower may redeem its capital stock, and redeem the
            Indebtedness evidenced by the then outstanding principal balance under the Senior Unsecured Notes, in an aggregate amount for all such redemptions of stock and Indebtedness not to exceed $20,000,000; provided that the aggregate amount for all such redemptions of such stock shall not exceed $5,000,000."

            (k) Section 6.13.9(v) is amended and restated in its entirety to read as follows:

                  "(v) the Purchase Price for each such Acquisition together with the Purchase Price of all other Permitted Acquisitions shall not exceed the sum of (i) $50,000,000 plus (ii) on and after the consummation of Acquisitions with a Purchase Price up to (but not in excess of) $50,000,000, an amount equal to $7,500,000 during any fiscal year of the Borrower (it being understood and agreed that compliance with this Section shall be calculated in a manner such that the Purchase Price for Acquisitions shall be allocated first to the foregoing $50,000,000 limit and, after satisfaction thereof, to the annual $7,500,000 limit);"

            (l) Section 6.13.9(vi) is amended to delete the reference to "Section 6.1.1" appearing therein and insert "Sections 6.1.1 or 6.1.2" in lieu thereof

            (m) Section 6.14.11 is amended to delete the reference to "$5,000,000" appearing therein and insert "$7,500,000" in lieu thereof.

            3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Agent shall have received (a) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors, (b) evidence satisfactory to the Agent of the consummation of the Onex Equity Investment by no later than July 7, 2004, (c) for the ratable account of each Lender signatory hereto by such time as is requested by the Agent, an amendment fee in an amount equal to 0.05% of the sum of such Lender's (i) Revolving Loan Commitment plus (ii) principal amount of Term Loans outstanding on the Effective Date, (d) payment and/or reimbursement of all of the fees and expenses (including reasonable attorneys' fees and expenses) due or payable to the Agent in connection with this Amendment and (e) such other instruments and documents as are reasonably requested by the Agent.

            4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

            (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

            (b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

            5. Reference to and Effect on the Credit Agreement.

            (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

            (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

            6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Kentucky, but giving effect to federal laws applicable to national banks.

            7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            [Signature Pages Follow]


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
            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                 RES-CARE, INC.,
                                     as the Borrower

                                 By:____________________________________________
                                 Name:
                                 Title:


                                 BANK ONE, NA (MAIN OFFICE CHICAGO),
                                  as Administrative Agent, as Swing Line Lender, as LC Issuer and as a Lender

                                 By:____________________________________________
                                 Name:
                                 Title:


                                 MERRILL LYNCH CAPITAL,
                                  as Syndication Agent and as a Lender

                                 By:____________________________________________
                                 Name:
                                 Title:


                                 NATIONAL CITY BANK OF KENTUCKY,
                                  as Syndication Agent and as a Lender

                                 By:____________________________________________
                                 Name:
                                 Title:


                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                  as Documentation Agent and as a Lender

                                 By:____________________________________________
                                 Name:
                                 Title:

                  Signature Page to Amendment No.1 and Consent
                                 Res-Care, Inc.
                 Credit Agreement dated as of December 31, 2003

                                  U.S. BANK NATIONAL ASSOCIATION,
                                      as a Lender

                                  By:___________________________________________
                                  Name:
                                  Title:


                                  FIFTH THIRD BANK, KENTUCKY, INC.,
                                      as a Lender

                                  By:___________________________________________
                                  Name:
                                  Title:


                                  BRANCH BANKING AND TRUST COMPANY,
                                      as a Lender

                                  By:___________________________________________
                                  Name:
                                  Title:


                                  OLD NATIONAL BANK,
                                      as a Lender

                                  By:___________________________________________
                                  Name:
                                  Title:

                  Signature Page to Amendment No.1 and Consent
                                 Res-Care, Inc.
                 Credit Agreement dated as of December 31, 2003

                            CONSENT AND REAFFIRMATION

            Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of December 31, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Res-Care, Inc. (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders") and Bank One, NA (Main Office Chicago), in its individual capacity as a Lender and in its capacity as contractual representative (the "Agent"), which Amendment No. 1 is dated as of June 11, 2004 (the "Amendment"). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: June 11, 2004

                                     ALTERNATIVE CHOICES, INC.
                                     BALD EAGLE ENTERPRISES, INC.
                                     CAPITAL TX INVESTMENTS, INC.
                                     CATX PROPERTIES, INC.
                                     CNC/ACCESS, INC.
                                     COMMUNITY ADVANTAGE, INC.
                                     COMMUNITY ALTERNATIVES ILLINOIS, INC.
                                     COMMUNITY ALTERNATIVES INDIANA, INC.
                                     COMMUNITY ALTERNATIVES KENTUCKY, INC.
                                     COMMUNITY ALTERNATIVES MISSOURI, INC.
                                     COMMUNITY ALTERNATIVES NEBRASKA, INC.
                                     COMMUNITY ALTERNATIVES TEXAS PARTNER, INC.
                                     COMMUNITY ALTERNATIVES VIRGINIA, INC.
                                     EDUCARE COMMUNITY LIVING-
                                     TEXAS LIVING CENTERS, INC.
                                     J. & J. CARE CENTERS, INC.

                  Signature Page to Amendment No.1 and Consent
                                 Res-Care, Inc.
                 Credit Agreement dated as of December 31, 2003

                                     NORMAL LIFE, INC.
                                     PEOPLESERVE, INC.
                                     RAISE GEAUGA, INC.
                                     RES-CARE ALABAMA, INC.
                                     RES-CARE CALIFORNIA, INC. d/b/a
                                     RCCA SERVICES
                                     RES-CARE ILLINOIS, INC.
                                     RES-CARE KANSAS, INC.
                                     RES-CARE NEW JERSEY, INC.
                                     RES-CARE NEW MEXICO, INC.
                                     RES-CARE OHIO, INC.
                                     RES-CARE OKLAHOMA, INC.
                                     RES-CARE OTHER OPTIONS, INC.
                                     RES-CARE PREMIER, INC.
                                     RES-CARE TRAINING TECHNOLOGIES, INC.
                                     RES-CARE WASHINGTON, INC.
                                     ROCKCREEK, INC.
                                     RSCR CALIFORNIA, INC.
                                     RSCR INLAND, INC.
                                     RSCR WEST VIRGINIA, INC.
                                     SOUTHERN HOME CARE SERVICES, INC.
                                     TANGRAM REHABILITATION NETWORK, INC.
                                     TEXAS HOME MANAGEMENT, INC.
                                     THM HOMES, INC.
                                     BRINKLEY GROUP HOMES, INC.
                                     BAKER MANAGEMENT, INC.
                                     BOLIVAR DEVELOPMENTAL TRAINING CENTER, INC.
                                     BOLIVAR ESTATES, INC.
                                     EBENEZER ESTATES, INC.
                                     FORT MASON ESTATES, INC.
                                     HILLSIDE ESTATES, INC.
                                     HYDESBURG ESTATES, INC.
                                     INDIVIDUALIZED SUPPORTED LIVING, INC.
                                     MEADOW LANE ESTATES, INC.
                                     MISSOURI PROGRESSIVE SERVICES, INC.
                                     OAK WOOD SUITES OF BOLIVAR, INC.
                                     OAKVIEW ESTATES OF BOLIVAR, INC.
                                     PEBBLE CREEK ESTATES, INC.
                                     RIVER BLUFF ESTATES, INC.

                  Signature Page to Amendment No.1 and Consent
                                 Res-Care, Inc.
                 Credit Agreement dated as of December 31, 2003

                              SHA-REE ESTATES, INC.
                              SKYVIEW ESTATES, INC.
                              UPWARD BOUND, INC.
                              WILLARD ESTATES, INC.
                              CAREERS IN PROGRESS, INC.
                              EDUCARE COMMUNITY LIVING-NORMAL LIFE, INC.
                              NORMAL LIFE OF CALIFORNIA, INC.
                              NORMAL LIFE OF CENTRAL INDIANA, INC.
                              NORMAL LIFE FAMILY SERVICES, INC.
                              NORMAL LIFE OF GEORGIA, INC.
                              NORMAL LIFE OF LAFAYETTE, INC.
                              NORMAL LIFE OF LAKE CHARLES, INC.
                              NORMAL LIFE OF LOUISIANA, INC.
                              NORMAL LIFE OF SOUTHERN INDIANA, INC.
                              RES-CARE FLORIDA, INC.
                              EDUCARE COMMUNITY LIVING CORPORATION-AMERICA
                              PSI HOLDINGS, INC.
                              VOCA CORPORATION OF AMERICA
                              VOCA RESIDENTAL SERVICES, INC.
                              B.W.J. OPPORTUNITY CENTERS, INC.
                              THE CITADEL GROUP, INC.
                              EDUCARE COMMUNITY LIVING CORPORATION-GULF COAST EDUCARE COMMUNITY LIVING CORPORATION-MISSOURI EDUCARE COMMUNITY LIVING CORPORATION-NEVADA EDUCARE COMMUNITY LIVING CORPORATION-NEW MEXICO EDUCARECOMMUNITY LIVING CORPORATION-NORTH CAROLINA EDUCARE COMMUNITY LIVING CORPORATION-TEXAS
                              VOCA CORP.
                              VOCA CORPORATION OF FLORIDA
                              VOCA CORPORATION OF INDIANA
                              VOCA CORPORATION OF MARYLAND
                              VOCA CORPORATION OF NEW JERSEY

                  Signature Page to Amendment No.1 and Consent
                                 Res-Care, Inc.
                 Credit Agreement dated as of December 31, 2003

                                    VOCA CORPORATION OF NORTH CAROLINA
                                    VOCA CORPORATION OF OHIO
                                    VOCA CORPORATION OF WASHINGTON, D.C.
                                    VOCA CORPORATION OF WEST VIRGINIA, INC.

                                    By: ________________________________________
                                           L. Bryan Shaul
                                    Title: Assistant Treasurer


                                    THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC.
                                    ALTERNATIVE YOUTH SERVICES, INC.
                                    GENERAL HEALTH CORPORATION
                                    NEW SUMMIT SCHOOL CORPORATION
                                    YOUTHTRACK, INC.
                                    ARBOR e&t, llC
                                    EMPLOY-ABILITY UNLIMITED, INC.

                                    By: ________________________________________
                                           L. Bryan Shaul
                                    Title: Treasurer


                                    EDUCARE COMMUNITY LIVING LIMITED PARTNERSHIP
                                    By:    Community Alternatives Texas
                                           Partner, Inc.
                                    Its:   General Partner

                                    By: ________________________________________
                                           L. Bryan Shaul
                                    Title: Assistant Treasurer

                  Signature Page to Amendment No.1 and Consent
                                 Res-Care, Inc.
                 Credit Agreement dated as of December 31, 2003

                                    NORMAL LIFE OF INDIANA
                                    By:    Normal Life of Central Indiana, Inc.
                                           one of its General Partners

                                    By: ________________________________________
                                           L. Bryan Shaul
                                    Title: Assistant Treasurer

                                    and


                                    By:    Normal Life of Southern Indiana, Inc.
                                           the other General Partner

                                    By: ________________________________________
                                           L. Bryan Shaul
                                    Title: Assistant Treasurer


                                    VOCA OF INDIANA, LLC, a limited
                                    liability company

                                    By: ________________________________________
                                           L. Bryan Shaul
                                    Title: Assistant Treasurer


                                    CREATIVE NETWORKS, LLC

                                    By: ________________________________________
                                           L. Bryan Shaul
                                    Title: Manager


                  Signature Page to Amendment No.1 and Consent
                                 Res-Care, Inc.
                 Credit Agreement dated as of December 31, 2003